SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
Febuary 22, 2001

VORNADO OPERATING COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-14525	No. 22-3569068

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Avenue New York, New York	10019

(Address of Principal Executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (201)   587-1000

210 Route 4 East Paramus, New Jersey 07652

(Former name or former address, if changed since last report)

Item 5.      Other Events.

                 On February 22, 2001, Vornado Operating Company issued a press release. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.      Financial Statements and Exhibits.

(c)	Exhibits.

                 The following document is filed as an Exhibit to this report:

99.1	Press Release, dated February 22, 2001.

SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO OPERATING COMPANY (Registrant)
By:	/s/ Irwin Goldberg

	Name: Title:	Irwin Goldberg Chief Financial Officer

Date:   February 22, 2001

EXHIBIT INDEX

99.1	Press Release, dated February 22, 2001